TO: ALL PERSONS WHO OWNED CANNAVEST CORP., NOW KNOWN AS CV SCIENCES, INC. (“CV SCIENCES”), COMMON STOCK AS OF APRIL 18, 2022. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR LEGAL RIGHTS. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED ON BEHALF OF CV SCIENCES (THE “ACTION”). IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF CV SCIENCES AND CV SCIENCES WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. THESE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. On April 19, 2022, CV Sciences, Inc., formerly known as CannaVest Corp. (“CV Sciences”), in its capacity as a nominal defendant, entered into a Stipulation of Settlement (the UNITED STATES DISTRICT COURT DISTRICT OF NEVADA OTILDA LAMONT, Derivatively on Behalf of CANNAVEST CORP., Plaintiff, v. MICHAEL MONA, JR., BART P. MACKAY, and LARRY RASKIN, Defendants, and CANNAVEST CORP., now known as CV Sciences, Inc. Nominal Defendant Case No. 2:15-cv-00481-RFB NOTICE OF SHAREHOLDER DERIVATIVE ACTION, PROPOSED SETTLEMENT AND SETTLEMENT HEARING Case 2:15-cv-00481-RFB-VCF Document 110-1 Filed 02/10/23 Page 2 of 6

“Stipulation”) in the above-captioned shareholder derivative action1 filed in the U.S. District Court for the District of Nevada, styled Lamont v. Mona, Jr., et al., Case No. 2:15-cv-00481 (D. Nev.) (the “Derivative Action”), against certain current and former directors and officers of CV Sciences, and against CV Sciences as a nominal defendant. The Stipulation executed by counsel for the Settling Parties on April 19, 2022, and the settlement contemplated therein (the “Settlement”), including dismissal of all claims with prejudice in the Derivative Action, is subject to approval by the U.S. District Court for the District of Nevada (the “Court”). The proposed Settlement requires CV Sciences to adopt certain additional corporate governance reforms, as outlined in Exhibit A to the Stipulation, subject to Court approval. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation or defense. This notice is a summary of the Settlement only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this notice, please see the full Stipulation by visiting CV Sciences’ website at www.cvsciences.com, or contact Plaintiff’s Counsel at the address listed below. All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation. Summary The Derivative Action alleged that the Defendants willfully or recklessly made and/or caused the Company to make false or misleading representations regarding: (1) the value of the PhytoSphere acquisition; and (2) CV Sciences’ financial position and results of operations. As a result of the foregoing, the Plaintiff alleged that Defendants had breached their fiduciary duties to the Company and to its shareholders. Defendants deny each and every claim and contention alleged by Plaintiff and also expressly deny all charges of wrongdoing or liability arising out of the allegations in the Actions After the Court’s denial of Defendants’ Motion to Dismiss in substantial part and discovery proceedings undertaken, the Parties engaged in extensive settlement negotiations. The Parties memorialized their agreement as to the substantive terms of the proposed settlement in a Settlement Term Sheet on January 13, 2022. In recognition of the benefits achieved on behalf of CV Sciences in the Derivative Action, the Parties shall attempt to negotiate in good faith and with the assistance of a mediator if necessary an agreed amount of attorneys’ fees and expenses (the “Fee and Expense Award”) to be proposed to the Court prior to the Final Hearing as payment to Plaintiff’s Counsel for the benefits achieved on behalf of CV Sciences. If the Parties are unable to reach agreement, Plaintiff may make a motion to the Court seeking an award of attorneys’ fees and expenses for the benefits achieved on behalf of CV Sciences in the Derivative Action. Defendants reserve the right to oppose any such motion. 1 A derivative claim is a claim brought by a shareholder on behalf of a company, rather than on behalf of himself or herself or the other shareholders of the company. The recovery sought in a derivative action is for the benefit of the company rather than directly for individual shareholders. Case 2:15-cv-00481-RFB-VCF Document 110-1 Filed 02/10/23 Page 3 of 6

The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation or defense. On February 8, 2023, the Court entered a minute order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Minute Order”). The Minute Order further provides that the Court will hold a hearing (“Final Hearing”), on May 15, 2023 at 2:30 p.m. before The Honorable Richard F. Boulware, II in Courtroom 7C of the United States District Court for the District of Nevada, 333 S Las Vegas Blvd, Las Vegas, NV 89101, pursuant to Federal Rule of Civil Procedure 23.1, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of CV Sciences and its shareholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Final Judgment substantially in the form attached as Exhibit C to the Stipulation should be entered dismissing all claims in the Derivative Action with prejudice and releasing the Released Claims against the Released Persons; (iv) consider the payment to Plaintiff’s Counsel of attorneys’ fees and for the reimbursement of expenses as requested in the Fee and Expense Award in an amount to be determined by the Court not to exceed $650,000; (v) consider the payment to Plaintiff of a Service Award in an amount to be determined by the Court not to exceed $3,500, which will be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement. The Court may, in its discretion, change the date and/or time of the Final Hearing without further notice to you. The Court also has reserved the right to hold the Final Hearing telephonically or remotely without further notice to you. If you intend to attend the Final Hearing, please consult the Court’s calendar and/or CV Sciences’ website at www.cvsciences.com for any change in date, time or format of the Final Hearing. Any CV Sciences Shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the attached Stipulation, or to the proposed Fee and Expense Award and Service Awards, may file an objection. An objector must file with the Court a written statement of his, her or its objection(s): (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement and/or proposed Fee and Expense Award and Service Awards; (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing how many shares of CV Sciences common stock the objector owned as of April 19, 2022, when the objector purchased or otherwise acquired such shares, and proof that the objector still owns such CV Sciences shares. The objector must file such objections and supporting documentation with the Clerk of the Court, U.S. District Court, District of Nevada, 333 S Las Vegas Blvd, Las Vegas, NV 89101, not later than twenty-one (21) days prior to the Final Hearing, and, by the same date, copies of all such papers must also be received by each of the following persons: Counsel for Plaintiff: Case 2:15-cv-00481-RFB-VCF Document 110-1 Filed 02/10/23 Page 4 of 6

Gregory M. Egleston GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Counsel for Defendants and CV Sciences: S. Todd Neal Sean M. Sullivan Eric A. Plourde PROCOPIO, CORY, HARGREAVES & SAVITCH LLP 525 B Street, Suite 2200 San Diego, CA 92101 An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty- one (21) days before the Final Hearing. Any CV Sciences Shareholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred. Any submissions by the Parties in opposition to objections or in reply shall be filed with the Court no later than seven (7) days before the Final Hearing. Any objector who files and serves a timely, written objection in accordance with the instructions above and herein, may appear at the Final Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Final Hearing, however, in order to have their objections considered by the Court. Timely objectors or their attorneys intending to appear at the Final Hearing are required to indicate in their written objection (or in a separate writing submitted to the counsel listed in the preceding paragraph no later than twenty-one (21) days prior to the Final Hearing) that they intend to appear at the Final Hearing and identify any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Final Hearing. Objectors or their attorneys intending to appear at the Final Hearing must also, no later than twenty-one (21) days prior to the Final Hearing, file with the Court, and serve upon counsel listed above, a notice of intention to appear, setting forth the name and address of anyone intending to appear. Any objector who does not timely file and serve a notice of intent to appear in accordance with this paragraph shall not be permitted to appear at the Final Hearing, except for good cause shown. If you are a current holder of CV Sciences common stock and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Final Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims. You may obtain further information by contacting Plaintiff’s Counsel at: Gregory M. Egleston, Esq., Gainey McKenna & Egleston, 501 Fifth Avenue, 19th Floor, New York, NY 10017, Telephone: (212) 983-1300; Email: gegleston@gme-law.com. Case 2:15-cv-00481-RFB-VCF Document 110-1 Filed 02/10/23 Page 5 of 6

PLEASE DO NOT CALL THE COURT OR CV SCIENCES REGARDING THIS NOTICE. Case 2:15-cv-00481-RFB-VCF Document 110-1 Filed 02/10/23 Page 6 of 6